                                                                   EXHIBIT 10.20






                               AMENDMENT NO. 2 TO
                              AMENDED AND RESTATED
                             SHAREHOLDERS AGREEMENT

                              ARRAY BIOPHARMA INC.

                               AMENDMENT NO. 2 TO
                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

         This Amendment No. 2 to Amended and Restated Shareholders Agreement (this "Amendment") is entered into as of the 31st day of August, 2000, by and among Array BioPharma Inc., a Delaware corporation (the "Company") and each of those persons listed on the signature pages hereto as either "Investors", "Founders" or "Holders".

                                    RECITALS

         A. The Company, Founders and certain Investors and Holders previously entered into that certain Amended and Restated Shareholders Agreement, dated as of November 16, 1999 (as amended heretofore, the "Shareholders Agreement").

         B. The Company, certain Investors and Founders have entered into that certain Series C Preferred Stock Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), pursuant to which the Company will issue and sell, and the Investors and Founders will purchase, certain shares of the Company's Series C Preferred Stock (the "Stock").

         C. As a condition to the closing of the purchase of the Stock under the Purchase Agreement, the Company, Investors, Founders and Holders desire to amend the Shareholders Agreement as provided herein.

         D. The Investors and Founders acknowledge that the Company has complied with its obligations under Section 3 of the Shareholders Agreement relating to Rights of First Refusal in connection with the issuance of the Stock under the Purchase Agreement and waive such right solely in connection with the issuance of Stock under the Purchase Agreement.

         Now, Therefore, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree that the Shareholders Agreement shall be amended as follows:

                                   AMENDMENTS

1. In Section 1 of the Shareholders Agreement, the definition of "Preferred Stock" shall be amended in its entirety to read as follows:

                   "Preferred Stock" shall mean any series of preferred stock of the Company, including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock and Series C Preferred Stock.

2. In Section 1 of the Shareholders Agreement, the following definition shall be added:

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                  "Series C Preferred Stock" shall mean the Series C Preferred
         Stock, $0.001 par value per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted or any securities convertible into, or exchangeable or exercisable for, any of the foregoing, in each case, at any time outstanding.

3. Section 2.2(a) of the Shareholders Agreement shall be amended in its entirety to read as follows:

         2.2 Right of First Offer.

                  (a) If at any time, other than pursuant to an Exempt Transfer, any Shareholder or their Related Party (each, a "Seller") desires to Transfer any or all of the Shares or any rights to Shares held by such Seller to any person, such Seller shall reduce to writing the terms pursuant to which Seller desires to Transfer such Shares (a "Transfer Offer"). The Transfer Offer shall identify the number of Shares to be transferred, the consideration for the Shares, the identity of any third party offeror, and all the other terms and conditions of such Transfer Offer. The Seller shall deliver the Transfer Offer to the Company, Founders and Investors. Notwithstanding anything to the contrary contained herein, for any Transfer by an Investor or Founder, or their Exempt Transferees, of:

                    (i) Series A Preferred Stock, the rights set forth in this
               Section 2.2 shall be limited to Transfer Offerees holding Series A Preferred Stock;

                    (ii) Series B Preferred Stock, the rights set forth in this
               Section 2.2 shall be limited to Transfer Offerees holding Series B Preferred Stock; or

                    (iii) Series C Preferred Stock, the rights set forth in this
               Section 2.2 shall be limited to Transfer Offerees holding Series C Preferred Stock.

         Notwithstanding anything to the contrary contained herein, Section 2.3 shall not apply to any such Transfer of Series B Preferred Stock or Series C Preferred Stock.


                                  MISCELLANEOUS

1. Interpretation. Except as expressly amended by this Amendment, the Shareholders Agreement shall remain in full force and effect without change.

2. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

3. Effective Time. This Amendment shall be effective following its execution by the Founders who hold two-thirds of the Shares (as defined in the Shareholders Agreement) held by

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the Founders, the Investors who hold two-thirds of the Shares (as defined in the
Shareholders Agreement) held by the Investors and Holders who hold 51% of the Shares (as defined in the Shareholders Agreement) held by Holders, each voting as a class, in accordance with Section 7.1 of the Shareholders Agreement.

4. Additional Investors. Each party who purchases Stock pursuant to the Purchase Agreement agrees to be bound by the terms of the Shareholders Agreement and shall be deemed an additional "Investor" for all purposes thereunder.


                            [signature pages follow]

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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to
Amended and Restated Shareholders Agreement as of the date first above written.


COMPANY:                                         FOUNDERS:

                                                  /s/ DAVID SNITMAN
ARRAY BIOPHARMA INC.                             -------------------------------
                                                 David Snitman, Ph.D.
By: /s/ ROBERT CONWAY
   -----------------------------------------     /s/ KEVIN KOCH
    Robert Conway, Chief Executive Officer       -------------------------------
                                                 Kevin Koch, Ph.D.

                                                 /s/ ANTHONY D. PISCOPIO
                                                 -------------------------------
                                                 Anthony D. Piscopio, Ph.D.

                                                 /s/ K.C. NICOLAOU
                                                 -------------------------------
                                                 K.C. Nicolaou, Ph.D.


                                                 INVESTORS:

                                                 FRAZIER HEALTHCARE II, L.P.

                                                 By: /s/ ROBERT W. OVERELL
                                                    ----------------------------
                                                 Name: ROBERT W. OVERELL
                                                      --------------------------
                                                 Title: General Partner
                                                       -------------------------

                                                 ARCH VENTURE FUND III, L.P.
                                                 By: Arch Venture Partners, LLC,
                                                       its General Partner

                                                 By: /s/ ROBERT NELSON
                                                    ----------------------------
                                                 Name: Robert Nelson
                                                      --------------------------
                                                 Title: Managing Director
                                                       -------------------------


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                                   ROVENT II LIMITED PARTNERSHIP
                                   By: Advent International Limited Partnership,
                                       its General Partner
                                   By: Advent International Corporation,
                                       its General Partner

                                   By: /s/ JASON FISHERMAN
                                      ------------------------------------------
                                   Name: Jason Fisherman
                                        ----------------------------------------
                                   Title: V.P.
                                         ---------------------------------------

                                   MITSUI & CO. (U.S.A.), INC.

                                   By: /s/ YOUICHIRO ENDO
                                      ------------------------------------------
                                   Name: Youichiro Endo
                                        ----------------------------------------
                                   Title: General Manager
                                         ---------------------------------------

                                   FALCON TECHNOLOGY PARTNERS, L.P.

                                   By: /s/ JAMES L. RATHMANN
                                      ------------------------------------------
                                      James L. Rathmann, General Partner

                                   BOULDER VENTURES II, L.P.

                                   By: /s/ KYLE LEFKOFF
                                      ------------------------------------------
                                      Kyle Lefkoff, General Partner

                                   BOULDER VENTURES II, ANNEX L.P.

                                   By: /s/ KYLE LEFKOFF
                                      ------------------------------------------
                                      Kyle Lefkoff, General Partner

                                   THE CARUTHERS FAMILY, L.L.C.

                                   By: /s/ MARVIN H. CARUTHERS
                                      ------------------------------------------
                                      Marvin H. Caruthers, Ph.D., Manager

                                   /s/ Frank A. Bonsal, Jr.
                                   ---------------------------------------------
                                   FRANK A. BONSAL, JR.

                                   /s/ Richard J. Daly
                                   ---------------------------------------------
                                   RICHARD J. DALY

                                  /s/ MICHAEL CARRUTHERS
                                  ---------------------------------------------
                                  MICHAEL CARRUTHERS


                                  /s/ CHRISTOPHER D. OZEROFF
                                  ---------------------------------------------
                                  CHRISTOPHER D. OZEROFF


                                  /s/ THERESA A. KOCH
                                  ---------------------------------------------
                                  THERESA A. KOCH


                                  /s/ WILLIAM R. ROBERTS
                                  ---------------------------------------------
                                  WILLIAM R. ROBERTS


                                  /s/ KIRBY L. CRAMER
                                  ---------------------------------------------
                                  KIRBY L. CRAMER


                                  /s/ JOSEPH LEFKOFF
                                  ---------------------------------------------
                                  JOSEPH LEFKOFF

                                  VECTOR LATER-STAGE EQUITY FUND II, L.P.
                                  By: Vector Fund Management II, L.L.C., its
                                          General Partner

                                  By: /s/ BARCLAY A. PHILLIPS
                                      ------------------------------------------
                                  Print Name: BARCLAY A. PHILLIPS
                                              ----------------------------------
                                  Title: Managing Director
                                         ---------------------------------------

                                  VECTOR LATER-STAGE EQUITY FUND II (Q.P.), L.P.
                                  By: Vector Fund Management II, L.L.C., its
                                          General Partner

                                  By: /s/ BARCLAY A. PHILLIPS
                                      ------------------------------------------
                                  Print Name: BARCLAY A. PHILLIPS
                                              ----------------------------------
                                  Title: Managing Director
                                         ---------------------------------------

                                  MOSAIX VENTURES, LP
                                  By: Mosaix Ventures Management, LLC, its
                                      General Partner

                                  By: /s/ RANJAN LAL
                                     -------------------------------------------
                                     Ranjan Lal, Managing Partner

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                                  HOLDERS:

                                  /s/ FRANCIS J. BULLOCK
                                  ---------------------------------------------
                                  FRANCIS J. BULLOCK

                                  /s/ CHAN KOU HWANG
                                  ---------------------------------------------
                                  CHAN KOU HWANG


                                  ---------------------------------------------
                                  KEITH L. TIMM

                                  /s/ CHANG RAO
                                  ---------------------------------------------
                                  CHANG RAO

                                  /s/ THOMAS J. ZAMBORELLI
                                  ---------------------------------------------
                                  THOMAS J. ZAMBORELLI

                                  /s/ EILEEN P. JOSEY
                                  ---------------------------------------------
                                  EILEEN P. JOSEY

                                  /s/ ADAM COOK
                                  ---------------------------------------------
                                  ADAM COOK

                                  /s/ JOHN GAUDINO
                                  ---------------------------------------------
                                  JOHN GAUDINO

                                  /s/ ZACHARY JONES
                                  ---------------------------------------------
                                  ZACHARY JONES

                                  /s/ CATHERINE A. TARLTON
                                  ---------------------------------------------
                                  CATHERINE A. TARLTON

                                  /s/ EUGENE TARLTON
                                  ---------------------------------------------
                                  EUGENE TARLTON

                                  /s/ YONGXIN HAN
                                  ---------------------------------------------
                                  YONGXIN HAN

                                  /s/ GUY P.A. VIGERS
                                  ---------------------------------------------
                                  GUY P.A. VIGERS

                                  /s/ HONGMEI HUANG
                                  ---------------------------------------------
                                  HONGMEI HUANG

                                  /s/ BRADLEY J. NEWHOUSE
                                  ---------------------------------------------
                                  BRADLEY J. NEWHOUSE

                                  /s/ JULIA F. KENDALL
                                  ---------------------------------------------
                                  JULIA F. KENDALL

                                  /s/ ROBERT J. KAUS
                                  ---------------------------------------------
                                  ROBERT J. KAUS

                                  /s/ GREGORY F. MIKNIS
                                  ---------------------------------------------
                                  GREGORY F. MIKNIS

                                  /s/ JEFFERY D. YINGLING
                                  ---------------------------------------------
                                  JEFFERY D. YINGLING


                                  ---------------------------------------------
                                  COURTNEY PAYNE


                                  ---------------------------------------------
                                  BARBARA BRANDHUBER

                                  /s/ ERIK HEDL
                                  ---------------------------------------------
                                  ERIK HEDL

                                  /s/ JILL K. FARSON
                                  ---------------------------------------------
                                  JILL K. FARSON

                                  /s/ ROBERT E. CONWAY
                                  ---------------------------------------------
                                  ROBERT E. CONWAY

                                  /s/ SUSAN BAKER
                                  ---------------------------------------------
                                  SUSAN BAKER

                                  /s/ ALAN FLORJANCIC
                                  ---------------------------------------------
                                  ALAN FLORJANCIC


                                  ---------------------------------------------
                                  PATRICIA A. KOCH

                                  ---------------------------------------------
                                  GRETCHEN K. LUPINACCI


                                  ---------------------------------------------
                                  ROSEMARIE POCHINTESTA


                                  ---------------------------------------------
                                  RICHARD POCHINTESTA


                                  ---------------------------------------------
                                  RICHARD POCHINTESTA, JR.

                                  /s/ GEOFF CARRUTHERS
                                  ---------------------------------------------
                                  GEOFF CARRUTHERS

                                  /s/ RICHARD CARRUTHERS
                                  ---------------------------------------------
                                  RICHARD CARRUTHERS

                                  /s/ KAREN CARRUTHERS
                                  ---------------------------------------------
                                  KAREN CARRUTHERS

                                  /s/ ROBERT CARRUTHERS
                                  ---------------------------------------------
                                  ROBERT CARRUTHERS

                                  /s/ JERI CARRUTHERS
                                  ---------------------------------------------
                                  JERI CARRUTHERS

                                  /s/ LAURENCE E. BURGESS
                                  ---------------------------------------------
                                  LAURENCE E. BURGESS

                                  /s/ GEORGE LEWIS
                                  ---------------------------------------------
                                  GEORGE LEWIS


                                  ---------------------------------------------
                                  MARK MUNSON

                                  /s/ JOHN A. JOSEY
                                  ---------------------------------------------
                                  JOHN A. JOSEY

                                  /s/ CONRAD W. HUMMEL
                                  ---------------------------------------------
                                  CONRAD W. HUMMEL

                                  /s/ MEG HUMMEL
                                  ---------------------------------------------
                                  MEG HUMMEL

                                  /s/ KATHY HALM
                                  ---------------------------------------------
                                  KATHY HALM

                                  /s/ GARY HINGORANI
                                  ---------------------------------------------
                                  GARY HINGORANI

                                  /s/ JOANNA MONEY
                                  ---------------------------------------------
                                  JOANNA MONEY

                                  /s/ JEANIE HENDRIXSON
                                  ---------------------------------------------
                                  JEANIE HENDRIXSON

                                  /s/ APRIL KENNEDY
                                  ---------------------------------------------
                                  APRIL KENNEDY A.K.


                                  ---------------------------------------------
                                  W. ROBIN BASS

                                  /s/ RONALD EVANS
                                  ---------------------------------------------
                                  RONALD EVANS


                                  ---------------------------------------------
                                  JOEL BOYMEL

                                  /s/ STEPHEN SCHLACHTER
                                  ---------------------------------------------
                                  STEPHEN SCHLACHTER

                                  /s/ KEVIN ASH
                                  ---------------------------------------------
                                  KEVIN ASH